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                                                               Exhibit 10.(viii)
                            JOINT VENTURE AGREEMENT

         Nevada Manhattan Mining Incorporated, a Nevada Corporation (hereinafter "Nevada"), and Marlowe Harvey/ Maran Holdings Inc., a Vancouver B.C. company (hereinafter "Harvey"); and Argus Resources, a Nevada Corporation (hereinafter "Argus"), propose that the joint venture agreement executed by and on behalf of the aforementioned parties in June 1993 with respect to the Manhattan Property (hereinafter "Property" or "Manhattan Property" attached as exhibit A) be modified under the following general terms and conditions:

         1. The promissory note executed by Nevada and Argus in favor of Anthony C. Selig (hereinafter "Selig"), with an approximate remaining balance of $222,000 plus interest accruing at 10% per annum, purchased or being purchased by Harvey, shall entitle Harvey to a 50% interest in the Manhattan Property. Argus (24.5%) and Nevada (24.5%) shall retain a 49% interest in the Manhattan property with the remaining 1% held by the Nevada Management (Jeffrey Kramer/Christopher Michaels) in effect creating a fifty-fifty (50%-50%) joint venture between Harvey (50%) and Nevada/Argus (50%). Payment in the amount of $47,000 for the 1% conveyed by this agreement to Nevada Management (Jeffrey Kramer/Christopher Michaels) from Marlowe Harvey/Calais Resources will be paid out of Argus' portion of the net proceeds from gold production from the Manhattan Property and secured by common stock in Nevada at fair market value with a payment schedule to be negotiated in good faith.

         2. Harvey/Maran currently owns 52% of Argus' stock and therefore controls Argus and represents 12.74% interest in the Manhattan Property. Nevada desires to purchase, and Harvey/Maran desires to sell this 52% ownership of Argus to Nevada. Payment in the amount of $147,000 will be made to Harvey in the future from a percentage of Argus' net proceeds from gold production from the Manhattan Property. A payment schedule will be negotiated in good faith between Harvey and Nevada. Said $147,000 payment will be secured by 1,235,429 shares of common stock in Nevada at fair market Value with "piggy back" registration rights and will be tendered by Nevada


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to Harvey in two years should the $147,000 debt not be retired (pro-rated should a portion of the debt be retired). (Any sale of registered common stock in Nevada, whether for debt, equity, security, etc., will be subject to underwriter approval as per applicable U.S. securities laws.) Further, Nevada shall issue 1,186,981 shares of common stock to Maran with the same registration rights. Nevada warrants that it currently has outstanding 4,658,480 shares of common stock as of the date of this Agreement and the 1,186,981 shares in Nevada represent the amount of equity ownership in the Manhattan Property which Maran controls minus the $147,000 payment described above which represents the balance of the Property interest. Harvey/Maran will tender their 52% ownership of Argus stock to Nevada within ten days of the execution of this Agreement and Nevada will tender the 1,186,981 shares at the same time. Should Harvey/Maran be unable to deliver full title to their 52% interest in the Manhattan Property ("Exhibit A"), all shares and payments to Harvey/Maran for their 52% will be adjusted on a pro-rata basis.

         3. Nevada and Argus shall pay, pro-rata, their portion (in total 50%) of all property payments and Harvey shall pay the other 50% of all property payments ($100,000 per annum) under the note and deed of trust in favor of Selig on or before the due date each year (January 20) until said note in favor of Selig is paid in full. Each party shall pay, pro-rata, its share of property taxes and/or BLM management or other applicable fees thirty days prior to due date.

         In the event of any joint venture partners non-payment of any property payment, the other parties to the Agreement will have the first right to make such payment and acquire the interest of the non-paying party after sixty (60) days is granted to the non-paying party to cure the default.

         4. Nevada and Harvey shall jointly operate the property with Harvey being designated as the operator of the current exploration program including any related development from this plan, and Nevada designated as the operator for the current development and production plan. As the current property operator, Harvey warrants that no debts, liens or encumbrances exist on the property with the exception of any monies due to Ednuk Mining, or its subcontracted parties which are currently outstanding(1). Both Harvey and Nevada will consult and gain the approval of the other party with respect to their ongoing programs prior to work commencement. Such approval will not be unreasonably withheld and


(1) This also includes a xxxxx cost and xxxxx cost of the January's drill program of approximately $2,000 of which Harvey is contesting payable to Justice Drilling.

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should there be a deadlock on any issue, the decision of a mutually acceptable third party will prevail. All pro-rata work program payments will be made by Nevada, Argus and Harvey. Any pro-rata work program payments not made by Nevada, Argus or Harvey for approved work, will be recouped by the party advancing the funds in first position prior to any distribution of net proceeds (including any offers to buy or joint venture the property). Appropriate accountings (ie. invoices and/or statements) will be submitted for verification.

        5. Subsequent to Nevada's acquisition of 52% of Argus stock owned by Harvey/Maran, Nevada will attempt to acquire the remaining interest in Argus to consolidate Argus and Nevada. Argus shall pay, in first position, the note and deed of trust in favor of Alfred Colella affecting Argus's interest in this property through a percentage of Argus' portion of the net proceeds of gold production from the subject property targeted for commencement in 1996 with a payment schedule to be negotiated in good faith. Argus, it's current officers and directors, will be required to disclose any outstanding debts prior to the closing which were incurred during the current tenure of the existing management, including but not limited to Alfred Colella's note and deed of trust effecting Argus' portion of 13 claims to which Colella holds a first position, and the outstanding balance owed to Mark Gibbons Esq., Argus' resident agent as well as any other debt(s) that would encumber Argus' position in the joint venture. Nevada will designate a percentage of Argus' portion of any net proceeds due out of production due to Argus (24.5%) to first pay Alfred Colella (?), Mark Gibbons (?), Marlowe Harvey ($147,000) and any other approved debtor. Colella will suspend any foreclosure and/or legal action for a period of two years and upon satisfaction of his note(s) and deed(s) of trust, will deliver back to Argus any rights title or interest he may have in said notes and deeds of trust. The Nevada acquisition of Argus will be subject to the approval by a majority of Argus shareholders.

        6. This joint venture agreement is subject to the review and approval of Selig and upon Selig's ratification of this agreement, Selig agrees to withdraw a default notice issued to Harvey on or about August 7, 1995 with respect to all properties covered in this Agreement. Selig has expressed his desire to correspond exclusively with Nevada with respect to any subsequent events related to this joint venture.



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        7.  This agreement shall be construed and interpreted under and by virtue of the laws of the state of Nevada in conjunction with the Standard Mining Venture Agreement (Form 5).

        8. Any modification to this agreement shall be executed in writing by the officers and/or directors of the companies which are party to this agreement.

        9. In the event legal action is necessary to enforce any provision of this agreement, the prevailing party shall be entitled to reasonable court costs and attorney fees.

       10. Each of the above mentioned parties to this agreement acknowledges that they had the opportunity to review this agreement with their own independent counsel prior to the execution and that this agreement has been executed freely and voluntarily and without any duress or undue influence.
Each signatory warrants that they have the full legal authority and capacity to execute this Agreement.

By: /s/ CHRISTOPHER MICHAELS                                    10/30/95
   -----------------------------------------------------------------------------
   Christopher Michaels, President, Nevada Manhattan,           Date

By: /s/ MARLOWE HARVEY                                          10/23/95
   -----------------------------------------------------------------------------
   Marlowe Harvey as an individual and for Maran                Date
   Holdings and Argus Resources

By:
   -----------------------------------------------------------------------------
   Alfred Colella                                               Date

By:
   -----------------------------------------------------------------------------
   Mark Gibbons                                                 Date

As witness only:

By:
   -----------------------------------------------------------------------------
   Anthony Selig                                                Date



[STAMP]


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
                                                                  Exhibit A


Unpatented (29) Claims
Mable A                                         #93107
Lillie Fraction                                 #93108
Little Johnnie Fraction                         #03109
Pandora Fraction                                #93110
Turtle Dove Fraction                            #93111
Combination                                     #93112
Granny Fraction                                 #93113
Yellow Horse Fraction                           #93114
Little Joe 1-18                                 #93115-93132
Little Joe Fraction 19-21                       #93133-93135  (formally SM 2-7)



Patented (28) Claims                      Mineral Survey Number                         Patent Number
Snow Drift                                      #2674                                   #459615
Annie Laurie                                    #2874                                   #441202
Uno                                             #2695                                    #98424
Dexter 7                                        #2602                                    #46212
Dexter 8                                          (?)                                     (?)
Eva                                             #3667                                   #537035
Flying Cloud                                    #3667                                   #537035
Snowman                                         #3667                                   #537035
Union 2                                         #2552                                   #114749
Union 3                                         #2553                                    #32959
Union 4                                         #2554                                    #46332
Union 5                                         #2555                                    #94281
Silver Pick                                     #2528                                   #674983
Earl                                            #2544                                   #375993
Whoopie Fraction                                #2694                                    #46320
Katie 1                                         #2651                                    #46321
Pine Nut 2                                      #4073                                   #552989
Keystone                                        #2692                                   #555879
Red Roy (Red Boy)                               #2693                                   #676958
White Cap                                       #2579                                    #46176
White Cap 1                                     #2579                                    #46176
Morning Glory                                   #4073                                   #552989
White Cap Ext. 1                                #4335                                   #734331
White Cap Ext. 2                                #4335                                   #734331
Muleskinner                                     #2882                                   #123980
Ivanhoe                                         #2773                                    #46617
Union                                           #2625                                    #46616
Union 1                                         #2625                                    #46616


Any additional claims which will become necessary to the joint venture project, controlled by Nevada, Argus or Harvey will be subject to good faith negotiations, however this does not imply any contractual obligation by either party




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
CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of  California
         ---------------------
County of  Los Angeles
         ---------------------
On  Oct. 20, 1995  before me,  /s/ R. M. KNIPPENBERG
   ---------------            ------------------------------------------
       DATE                           NAME, TITLE OF OFFICER -
                                   E.G. "JANE DOE, NOTARY PUBLIC"

personally appeared   Christopher D. Michaels
                    ----------------------------------------------------
                                  NAME(S) OF SIGNER(S)

[X] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their
  [SEAL] signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                        WITNESS my hand and official seal.

                        /s/ R.M. KNIPPENBERG
                        ------------------------------------------------------
                                SIGNATURE OF NOTARY

----------------------------------- OPTIONAL -----------------------------------

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT
[ ] INDIVIDUAL
[X] CORPORATE OFFICER                   JOINT VENTURE AGR.
    President                           W/ M. HARVEY
    ------------------------------      ------------------------------------
             TITLE(S)                        TITLE OR TYPE OF DOCUMENT

[ ] PARTNERS         [ ] LIMITED
                     [ ] GENERAL               FIVE (5)
[ ] ATTORNEY-IN-FACT                    ------------------------------------
[ ] TRUSTEE(S)                                 NUMBER OF PAGES
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:                                       10/20/95
          ------------------------      ------------------------------------
    ------------------------------              DATE OF DOCUMENT
    ------------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

  NV. MANHATTAN MINING                                  N/A
----------------------------------      ------------------------------------
----------------------------------        SIGNER(S) OTHER THAN NAMED ABOVE




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                                Anthony C. Selig
                                  PO Box 80263
                            Las Vegas, Nevada 89180
                        (702)871-6984 Fax: (702)871-6975

November 14, 1995

Jeffrey Kramer
Nevada Manhattan Mining
5038 N. Parkway Calabasas
Calabasas, CA 91302

Dear Mr. Kramer:

With respect to your joint venture agreement, more specifically paragraph number six, executed on or about 10/23/95, between Nevada Manhattan and Marlowe Harvey, I will allow Nevada Manhattan to proceed with the current development plan on the claims outlined in exhibit A of said agreement.

Nevada Manhattan hereby has my authorization to proceed under the terms of said agreement subject to the note and deed of trust and any monies owed under said note and deed of trust.

Sincerely,


/s/ ANTHONY C. SELIG
------------------------------
Anthony C. Selig




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